UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21340

DWS RREEF Real Estate Fund II, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Semiannual Report to Stockholders

DWS RREEF Real Estate Fund II, Inc. Ticker Symbol: SRO

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment and Cash Purchase Plan

click here Stockholder Meeting Results

click here Account Management Resources

click here Privacy Statement

Investments in funds involve risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF Real Estate Fund II, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Returns and rankings based on net asset value during all periods shown reflect a fee and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Average Annual Return as of 6/30/08
	6-Month‡	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	-5.31%	-29.22%	-2.19%	8.90%
Based on Market Value(a)	-5.12%	-27.50%	.44%	5.84%
NAREIT Equity REIT Index(b)	-3.59%	-13.64%	4.99%	13.46%
Lipper Closed-End Real Estate Funds Category(c)	-11.58%	-26.85%	-1.87%	9.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 6/30/08	As of 12/31/07
Net Asset Value	$ 12.62	$ 14.16
Market Price	$ 11.52	$ 12.90

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 6/30/08: Income Dividends (common shareholders)	$ .76
Lipper Rankings — Closed-End Real Estate Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	21	of	28	73
3-Year	17	of	22	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

* The Fund commenced operations on August 29, 2003. Index comparison began on August 31, 2003.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
b The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c Lipper's Closed-End Real Estate Funds category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Portfolio Management Review

In the following interview, Portfolio Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Fund II, Inc. during its most recent semiannual period ended June 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS RREEF Real Estate Fund II, Inc. perform during the past six months?

A: In a volatile period for Real Estate Investment Trusts (REITs) that featured the continuation of the financial market credit crunch, sharply higher commodity prices and fears of recession, DWS RREEF Real Estate Fund II, Inc. returned, for the semiannual period ended June 30, 2008, -5.31% based on net asset value (NAV). The fund's NAV return underperformed the -3.59% return of the NAREIT Equity REIT Index. Based on market price, the fund posted a -5.12% return for the same period. The fund had a closing value of $11.52 per share based on market price ($12.62 per share based on net asset value) as of June 30, 2008. (Past performance is no guarantee of future results. Please see page 4 for more complete performance information.) Over the period, the NAREIT Equity REIT Index outperformed the -13.38% return of the Dow Jones Industrial Average, the -11.91% return of the Standard & Poor's 500 ®(S&P 500) Index and the -13.55% return of the Nasdaq Composite Index.1

1 The NAREIT Equity REIT Index is an unmanaged, unleveraged weighted index of REITs which own, or have "equity interest" in, real estate (rather than making loans secured by real estate collateral). The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies. The Standard & Poor's 500 (S&P 500) Index is an unmanaged index widely regarded as representative of the equity market in general. The Nasdaq Composite Index (Nasdaq) is an unmanaged, broad-based, capitalization-weighted index of all Nasdaq National Market and SmallCap Market stocks.
Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: What factors influenced the performance of REITs during the period?

A: In the first quarter of 2008, volatility within the real estate securities market (and financial markets in general) was severe at times. During a quarter that included news of major writedowns by Wall Street firms, problems with "monoline" bond insurers and a freeze-up in the auction-rate securities market, REITs nevertheless recorded three of their largest-ever single-day gains.2 Part of the reason for the REIT market's occasional upward spikes early in the year came from the actions the US Federal Reserve Board (the Fed) undertook to restore liquidity to the markets and bolster the faltering US economy. These actions included a series of federal funds rate cuts, new lending facilities for commercial and investment banks and easier credit terms for banks to borrow from the Fed.3

2 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they provide services to only one industry.
Auction rate preferred securities generally pay dividends based on a rate that is reset periodically as determined via a dutch auction run by an auction agent. Typically, investors submit bids through broker-dealers who, in turn, submit them to the auction agent. Recently, auctions have "failed" and interest rates have reset to a maximum rate.
3 The federal funds rate is the overnight rate banks charge when they borrow money from each other.

During the second quarter, the real estate securities market continued to be volatile. REITs generally performed positively during April, as risk appetite returned to the market amid sentiment that commercial real estate securities were oversold. However, as oil and food prices continued to increase, inflation concerns expanded dramatically throughout the real estate securities market, and many REITs that had rebounded from first quarter woes once again sold off in May and June. As higher commodity and food prices negatively impacted US consumer spending, the retail REIT sector was hit especially hard.

Q: What contributed to and detracted from performance over the period?

A: During the six-month period, overall sector selection detracted from performance, while overall stock selection contributed to returns. However, stock selection within the hotel sector detracted from performance during a period when the sector sold off sharply. Investors worried that a slowing economy would negatively affect consumer and business travel, and by extension, hotel occupancy. The negative performance for hotels occurred despite the fact that fundamental factors, such as room rates for hotels in major cities, remain favorable. A significant individual detractor from performance came from the fund's overweight position in FelCor Lodging Trust, Inc., a hotel REIT that was caught in the downdraft of negative sentiment concerning the sector.4 FelCor also came to be viewed negatively by investors because of its high debt levels. The fund's best-performing individual issue was Liberty Property Trust, a suburban office REIT that benefited from its lack of urban business-district exposure as well as its comparatively high dividend yield. An underweight to the industrial sector also contributed to performance.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Lastly, the fund's position in preferred stocks subtracted from returns as several preferred holdings were taken private and were consequently viewed as illiquid by investors. The fund's mortgage REIT positions also detracted from performance based on the severe shrinkage of liquidity within the mortgage market over the past six months.

Since February 2008, industry-wide developments in the auction-rate preferred shares market have caused auctions for the fund's Preferred Shares to fail. The failed auctions have impacted the fund by increasing the Preferred Shares' dividend rate to a maximum rate that is at a premium to short-term taxable yields, increasing the fund's borrowing costs. In response, the fund has entered into a secured credit facility, which will be used to facilitate the redemption of the fund's outstanding Preferred Shares later this year. In conjunction with the new financing arrangements, the fund will reduce its leveraged position. Fund management believes that a reduction in the fund's outstanding leverage is appropriate given the current market conditions. For more information, please reference Note H in the Notes to Financial Statements.

Q: Will you describe the performance of various REIT sectors?

A: Among REIT sectors, hotels posted the largest share price declines over the six-month period, based on worries that a faltering US economy would hurt the lodging industry. Retail was another REIT sector that was hard hit by economic concerns. Retail malls — often anchored by supermarkets and big-box discount retailers — benefited somewhat from bargain-hunting consumers, but were still negatively affected by recent spikes in oil prices and inflation. However, the regional mall sector was less affected by economic woes because of robust spending at regional malls' high-end stores.

Over the six-month period, the office sector continued to feel the negative effects on major financial centers from the credit crunch that began in 2007. Two office sector holdings that performed well in the face of negative sentiment were Digital Realty Trust, Inc. and BioMed Realty Trust, Inc. Digital offers data center solutions to technology firms, while BioMed focuses on real estate for biotechnology and pharmaceutical companies as well as science researchers. During a period of increased volatility, we have viewed both of these office REITs as defensive holdings, as demand for data center and laboratory space is not as strongly correlated to job growth and economic data as it is for the rest of the sector. The success of these "niche" office REITs had more to do with venture-capital investment flows, which have been adequate.

The apartment and self-storage sectors contributed to performance during the period. Fannie Mae and Freddie Mac, despite their well-publicized troubles, have been providing loans and other forms of liquidity to the apartment sector when the debt market was largely frozen, though there are concerns about the availability of this liquidity going forward. Self-storage, as represented in the portfolio by Extra Space Storage, Inc., has profited from homeowner dislocations stemming from the home loan/mortgage crisis.

Q: What are the prospects for the REIT marketplace going forward?

A: Our outlook for REITs remains guarded in the near term, based in part on rising commodity prices. One question for investors is to what degree inflationary pressures will affect consumers, and in turn, various real estate sectors.

Going forward, we will continue to maintain positions in the highest quality assets and real estate markets that we believe to be fundamentally strong.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	83%	84%
Preferred Stocks	15%	13%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/08	12/31/07

Regional Malls	15%	16%
Hotels	14%	17%
Office	14%	17%
Apartments	13%	12%
Shopping Centers	11%	11%
Health Care	11%	8%
Diversified	8%	7%
Industrials	7%	6%
Storage	5%	4%
Specialty Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2008 (73.2% of Net Assets applicable to common shareholders)
1. Apartment Investment & Management Co. Owner of diversified portfolio of multifamily apartment properties	9.8%
2. Liberty Property Trust Owner of office and industrial properties	8.6%
3. CBL & Associates Properties, Inc. Owner of regional shopping malls and community shopping centers	8.5%
4. General Growth Properties, Inc. Owner, manager and developer of shopping mall centers	7.8%
5. Extra Space Storage, Inc. Owner and operator of self-storage properties	7.8%
6. Senior Housing Properties Trust Owner of senior living facilities	6.5%
7. Duke Realty Corp. Owner and developer of industrial and retail properties	6.1%
8. Realty Income Corp. Owns and manages commercial properties	6.1%
9. Mack-Cali Realty Corp. Owner, developer and manager of office properties	6.0%
10. HRPT Properties Trust Owns and leases office properties	6.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 143.7%
Real Estate Investment Trusts ("REITs") 143.7%
Apartments 19.1%
Apartment Investment & Management Co. "A"	1,372,429	46,744,932
Home Properties, Inc.	321,700	15,460,902
Post Properties, Inc.	314,300	9,350,425
UDR, Inc.	873,200	19,542,216
		91,098,475
Diversified 14.4%
Annaly Capital Management, Inc.	1,221,300	18,942,363
Capstead Mortgage Corp.	593,600	6,440,560
Colonial Properties Trust	264,150	5,288,283
Duke Realty Corp.	1,308,950	29,385,927
Hatteras Financial Corp.*	104,400	2,400,156
Hatteras Financial Corp. 144A*	259,950	5,976,251
		68,433,540
Health Care 16.8%
Cogdell Spencer, Inc.	1,158,600	18,827,250
Medical Properties Trust, Inc.	345,060	3,492,007
Nationwide Health Properties, Inc.	357,800	11,267,122
OMEGA Healthcare Investors, Inc.	938,300	15,622,695
Senior Housing Properties Trust	1,586,600	30,986,298
		80,195,372
Hotels 15.2%
Canyon Ranch Holdings LLC (Units) (a)	864,000	21,708,542
DiamondRock Hospitality Co.	1,037,050	11,293,475
FelCor Lodging Trust, Inc.	2,421,077	25,421,308
Hospitality Properties Trust	581,250	14,217,375
		72,640,700
Industrial 11.7%
DCT Industrial Trust, Inc.	1,831,550	15,165,234
Liberty Property Trust	1,234,500	40,923,675
		56,088,909
Office 17.7%
BioMed Realty Trust, Inc.	407,200	9,988,616
Highwoods Properties, Inc.	557,850	17,527,647
HRPT Properties Trust	4,221,700	28,580,909
Mack-Cali Realty Corp.	839,382	28,681,683
		84,778,855
Regional Malls 23.9%
CBL & Associates Properties, Inc.	1,791,218	40,911,419
General Growth Properties, Inc.	1,064,450	37,287,683
Pennsylvania Real Estate Investment Trust	1,205,206	27,888,467
Simon Property Group, Inc.	92,550	8,319,320
		114,406,889
Shopping Centers 14.0%
Developers Diversified Realty Corp.	225,800	7,837,518
Inland Real Estate Corp.	938,200	13,528,844
National Retail Properties, Inc.	395,750	8,271,175
Ramco-Gershenson Properties Trust	379,000	7,784,660
Realty Income Corp.	1,289,200	29,342,192
		66,764,389
Specialty Services 3.2%
Entertainment Properties Trust	265,400	13,121,376
One Liberty Properties, Inc.	150,000	2,446,500
		15,567,876
Storage 7.7%
Extra Space Storage, Inc.	2,416,203	37,112,878
Total Common Stocks (Cost $750,275,663)		687,087,883

Preferred Stocks 25.6%
Real Estate Investment Trusts 25.6%
Apartments 2.8%
Apartment Investment & Management Co., 8.0%, Series T	136,200	3,166,650
Associated Estates Realty Corp., 8.7%, Series II	429,000	9,974,250
		13,140,900
Diversified Financial Services 0.4%
NorthStar Realty Finance Corp., 8.25%, Series B (b)	131,600	1,737,120
Health Care 1.4%
LTC Properties, Inc., 8.0%, Series F	300,000	6,921,000
Hotels 9.2%
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A	348,200	5,175,268
FelCor Lodging Trust, Inc., 8.0%, Series C	75,000	1,451,250
Host Hotels & Resorts, Inc., 8.875%, Series E	204,400	5,110,000
LaSalle Hotel Properties, 8.375%, Series B	270,000	6,210,000
Strategic Hotels & Resorts, Inc. 8.25%, Series A	332,500	6,016,189
Strategic Hotels & Resorts, Inc. 8.25%, Series B	115,400	2,077,200
Sunstone Hotel Investors, Inc., 8.0%, Series A	633,500	11,719,750
W2007 Grace Acquisition I, Inc., 9.0%, Series C	379,800	6,181,074
		43,940,731
Manufactured Homes 0.2%
American Land Lease, Inc., 7.75%, Series A	51,000	1,034,025
Office 5.4%
Digital Realty Trust, Inc., 8.5%, Series A	356,700	8,326,734
SL Green Realty Corp., 7.625%, Series C	775,000	17,286,375
		25,613,109
Regional Malls 1.6%
Taubman Centers, Inc., 8.0%, Series G	329,253	7,704,520
Shopping Centers 4.6%
Cedar Shopping Centers, Inc., 8.875%, Series A	300,000	7,320,000
Kimco Realty Corp. 7.75%, Series G	425,700	10,118,889
Saul Centers, Inc., 9.0%, Series B*	186,250	4,656,250
		22,095,139
Total Preferred Stocks (Cost $141,805,313)		122,186,544

Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 2.74% (c) (d) (Cost $114,800)	114,800	114,800

Cash Equivalents 4.3%
Cash Management QP Trust, 2.49% (c) (Cost $20,650,506)	20,650,506	20,650,506
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $912,846,282)+	173.6	830,039,733
Other Assets and Liabilities, Net	(0.4)	(1,849,296)
Preferred Stock, at Liquidation Value	(73.2)	(350,000,000)
Net Assets applicable to Common Shareholders	100.0	478,190,437
* Non-income producing security.
+ The cost for federal income tax purposes was $912,854,958. At June 30, 2008, net unrealized depreciation for all securities based on tax cost was $82,815,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,248,077 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $117,063,302.
(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Canyon Ranch Holdings LLC	January 2005	21,600,000	21,708,542	4.54
(b) All or a portion of these securities were on (see Notes to Financial Statements). The value of all securities loaned at June 30, 2008 amounted to $108,240 which is 0.02% of net assets, applicable to common shareholders.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At June 30, 2008, open interest rate swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation/ (Depreciation) ($)
11/26/2003 11/26/2008	87,500,000[1]	Fixed — 3.589%	USD — Floating LIBOR BBA	(270,814)
11/26/2003 11/26/2010	87,500,000[2]	Fixed — 4.064%	USD — Floating LIBOR BBA	(844,969)
11/26/2008 11/26/2013	87,500,000[3]	Fixed — 3.91%	USD — Floating LIBOR BBA	2,064,361
1/29/2008 1/29/2015	87,500,000[3]	Fixed — 3.946%	USD — Floating LIBOR BBA	3,054,161
1/29/2008 1/29/2018	87,500,000[3]	Fixed — 4.275%	USD — Floating LIBOR BBA	3,042,456
Total net unrealized appreciation				7,045,195
Counterparties: [1] Bank of America NA [2] State Street Corporation [3] UBS Securities LLC

BBA: British Bankers' Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value	Net Unrealized Appreciation on Other Financial Instruments++
Level 1 — Quoted Prices	$ 790,998,598	$ —
Level 2 — Other Significant Observable Inputs	—	7,045,195
Level 3 — Significant Unobservable Inputs	39,041,135	—
Total	$ 830,039,733	$ 7,045,195
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future contracts, written options, forward foreign currency exchange contracts, unfunded loan commitments and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of the Fund's assets in which significant unobservable inputs (Level 3) were used in determining fair value at June 30, 2008:

Investments in Securities at Value
Balance as of January 1, 2008	$ 38,575,756
Total realized gains or losses	—
Change in unrealized appreciation (depreciation)	465,379
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of June 30, 2008	$ 39,041,135

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $892,080,976) — including $108,240 of securities loaned	$ 809,274,427
Investment in Daily Assets Fund Institutional (cost $114,800)*	114,800
Investment in Cash Management QP Trust (cost $20,650,506)	20,650,506
Total investments, at value (cost $912,846,282)	830,039,733
Dividends receivable	6,566,787
Interest receivable	108,655
Net unrealized appreciation on interest rate swap contracts	7,045,195
Other assets	24,325
Total assets	843,784,695
Liabilities
Cash overdraft	14,681,152
Payable upon return of securities loaned	114,800
Distributions payable	203,582
Accrued investment management fee	429,839
Other accrued expenses and payables	164,885
Total liabilities	15,594,258
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 14,000 shares issued and outstanding)	350,000,000
Net assets applicable to common shareholders, at value	$ 478,190,437
Net Assets Applicable to Common Shareholders Consist of
Accumulated distributions in excess of net investment income	(6,221,380)
Net unrealized appreciation (depreciation) on: Investments	(82,806,549)
Interest rate swap contracts	7,045,195
Accumulated net realized gain (loss)	29,342,270
Cost of 1,484,532 shares held in treasury	(25,844,311)
Paid-in capital	556,675,212
Net assets applicable to common shareholders, at value	$ 478,190,437
Net Asset Value
Net Asset Value per common share ($478,190,437 ÷ 37,904,857 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 12.62
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Dividends	$ 32,134,286
Interest — Cash Management QP Trust	234,207
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	779,130
Total Income	33,147,623
Expenses: Management fee	3,756,344
Administration fee	14,919
Services to shareholders	9,485
Custodian and accounting fees	57,066
Professional fees	77,058
Directors' fees and expenses	12,372
Reports to shareholders	66,360
Stock exchange listing fee	6,605
Auction service fee	455,000
Other	32,160
Total expenses before expense reductions	4,487,369
Expense reductions	(1,112,077)
Total expenses after expense reductions	3,375,292
Net investment income	29,772,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(21,465,676)
Interest rate swap contracts	(1,285,903)
(22,751,579)
Changes in net unrealized appreciation (depreciation): Investments	(35,234,929)
Interest rate swap contracts	6,899,536
(28,335,393)
Net gain (loss)	(51,086,972)
Net increase (decrease) in net assets resulting from operations	(21,314,641)
Distributions to Preferred Shareholders	(8,471,686)
Net increase (decrease) in net assets, applicable to common shareholders	$ (29,786,327)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income	$ 29,772,331	$ 34,558,029
Net realized gain (loss)	(22,751,579)	85,167,658
Change in net unrealized appreciation (depreciation)	(28,335,393)	(351,278,664)
Net increase (decrease) in net assets resulting from operations	(21,314,641)	(231,552,977)
Distributions to Preferred Shareholders	(8,471,686)	(18,746,939)
Net increase (decrease) in net assets, applicable to common shareholders	(29,786,327)	(250,299,916)
Distributions to common shareholders from: Net investment income	(28,883,501)	(55,669,425)
Net realized gains	—	(9,097,166)
Total distributions to common shareholders	(28,883,501)	(64,766,591)
Fund share transactions: Cost of shares repurchased	—	(11,241,298)
Net increase (decrease) in net assets from Fund share transactions	—	(11,241,298)
Increase (decrease) in net assets	(58,669,828)	(326,307,805)
Net assets at beginning of period applicable to common shareholders	536,860,265	863,168,070
Net assets at end of period applicable to common shareholders (including accumulated distributions in excess of net investment income and undistributed net investment income of $6,221,380 and $1,361,476, respectively)
	$ 478,190,437	$ 536,860,265
Other Information
Common shares outstanding at beginning of period	37,904,857	38,502,967
Shares repurchased	—	(598,110)
Common shares outstanding at end of period	37,904,857	37,904,857

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$ 14.16	$ 22.42	$ 18.39	$ 19.31	$ 15.45	$ 14.33[c]
Income (loss) from investment operations: Net investment income[d]	.79	.90	.92	.81	.77	.21
Net realized and unrealized gain (loss)	(1.35)	(7.00)	6.02	.71	4.59	1.34
Total from investment operations	(.56)	(6.10)	6.94	1.52	5.36	1.55
Distributions to Preferred Shareholders from net investment income (common share equivalent)	(.22)	(.49)	(.44)	(.29)	(.14)	(.01)
Net increase (decrease) in net assets resulting from operations applicable to common shareholders	(.78)	(6.59)	6.50	1.23	5.22	1.54
Less distributions from: Net investment income	(.76)	(1.46)	(1.26)	(.71)	(1.20)	(.19)
Net realized gains	—	(.24)	(1.23)	(1.49)	(.16)	(.03)
Tax return of capital	—	—	—	—	—	(.08)
Total distributions to common shareholders	(.76)	(1.70)	(2.49)	(2.20)	(1.36)	(.30)
Dilution resulting from issuance of Preferred Shares[e]	—	—	—	—	—	(.10)
NAV accretion resulting from repurchases of shares at value[d]	—	.03	.02	.05	—	—
Offering costs charged to paid-in capital	—	—	—	—	—	(.02)
Net asset value, end of period	$ 12.62	$ 14.16	$ 22.42	$ 18.39	$ 19.31	$ 15.45
Market price, end of period	$ 11.52	$ 12.90	$ 19.32	$ 15.35	$ 16.84	$ 15.30
Total Return
Based on net asset value (%)[f,g]	(5.31)**	(29.88)	39.01	8.84	36.66	10.04**
Based on market price (%)[f,g]	(5.12)**	(25.87)	43.51	4.17	20.35	3.99**
Ratios to Average Net Assets and Supplemental Data
Common share information at period end: Net assets, end of period ($ millions)	478	537	863	714	761	609
Years Ended December 31, (continued)	2008[a]	2007	2006	2005	2004	2003[b]
Ratios based on net assets of common shares: Expenses before expense reductions (%)	1.68*	1.43	1.41	1.45	1.54	1.17*
Expenses after expense reductions (%)	1.26*	1.07	1.05	1.08	1.16	.87*
Net investment income (%)[h]	5.53i**	4.47	4.47	4.29	4.68	4.35*
Common and Preferred Share information at period end: Ratios based on net assets of common and Preferred Shares: Expenses before expense reductions (%)	1.02*	.99	.98	.98	1.00	.96*
Expenses after expense reductions (%)	.76*	.74	.73	.73	.75	.71*
Net investment income (%)	3.35i**	3.07	3.10	2.91	3.03	3.56*
Portfolio turnover rate (%)	54**	30	19	21	43	.1*
Preferred Share information at period end: Aggregate amount outstanding ($ millions)	350	350	350	350	350	350
Asset coverage per share ($)***	59,156	63,347	86,655	75,972	79,324	68,471
Liquidation value per share ($)	25,000	25,000	25,000	25,000	25,000	25,000
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from August 29, 2003 (commencement of operations) to December 31, 2003.
[c] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[d] Based on average common shares outstanding during the period.
[e] On November 19, 2003, the Fund issued 14,000 Preferred Shares.
[f] Total return would have been lower had certain expenses not been reduced.
[g] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[h] Net investment income ratios for the period ended June 30, 2008 and the years ended December 31, 2007, 2006, 2005, 2004 and the period ended December 31, 2003 do not reflect distributions to Preferred Shareholders. Ratios reflecting such payments are 3.95%**, 2.05%, 2.34%, 2.74%. 3.85% and 3.94% respectively.
[i] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Real Estate Fund II, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value per share, and 10,000,000 shares are classified as Preferred Shares, $.01 par value per share.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncement. In March 2008, Financial Accounting Standards Board {"FASB") issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments and issued Preferred Shares. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap.

Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebate fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are usually declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund has a policy to make a level distribution each quarter to shareholders. The Fund estimates that at times it will distribute more than its income, therefore, a portion of the distributions may be a return of capital.

The tax character of current year distributions will be determined at the end of the current fiscal year. Distribution notifications are posted on the Fund's Web site at www.dws-investments.com.

Preferred Shares. The Fund has issued and outstanding 2,800 shares of Series A, 2,800 shares of Series B, 2,800 shares of Series C, 2,800 shares of Series D and 2,800 shares of Series E preferred shares ("Preferred Shares"), each at a liquidation value of $25,000 per share. The Preferred Shares are senior to, and have certain class-specific preferences over, the Fund's common shares. The dividend rate on each series of Preferred Shares is set through a "Dutch" auction process, and the dividends are generally paid every seven days. In the auction process, holders of the Preferred Shares indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. If an auction fails, the Preferred Shares' dividend rate adjusts to a "maximum rate," which, based on current Preferred Share ratings (AAA as of June 30, 2008), is the greater of (i) 125% of the applicable AA Composite Commercial Paper Rate and (ii) 2.5% plus the applicable AA Composite Commercial Paper Rate. In addition, existing Preferred Shareholders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Preferred Shareholders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the Preferred Shares, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount.

During the six months ended June 30, 2008, the dividend rates ranged from 4.30% to 5.44% for Series A, 4.20% to 5.51% for Series B, 4.30% to 5.70% for Series C, 4.30% to 5.65% for Series D and 4.20% to 5.48% for Series E. The 1940 Act requires that the Preferred Shareholders of the Fund, voting as a separate class, have the right to:a) elect at least two directors at all times, and b) elect a majority of the directors at any time when dividends on the Preferred Shares are unpaid for two full years. Unless otherwise required by law or under the terms of the Preferred Shares designation statement, each preferred share is entitled to one vote and Preferred Shareholders will vote together with common shareholders as a single class and have the same voting rights. Dividends on the Preferred Shares are cumulative. The Fund is subject to certain limitations and restrictions while the Preferred Shares are outstanding. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 200% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding.

Since February 2008, the Fund, like many other closed-end funds throughout the industry, has experienced failed auctions on its auction rate Preferred Shares. Recent auctions have failed because there were not enough bids to cover the shares for sale, indicating a lack of liquidity in the market. While repeated auction fails have affected the liquidity for the auction rate Preferred Shares, a failed auction does not represent a default or loss of capital of the Fund's auction rate Preferred Shares and the auction rate Preferred Shareholders have continued to receive dividends at the previously defined "maximum rate". As of June 30, 2008, the Preferred Shares of the Fund continue to be triple-A rated by its respective rating agencies. Prolonged auction failures may increase the cost of leverage to the Fund (see Note H).

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $526,155,155 and $507,509,289, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect, wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the common shares plus the liquidation preference of any Preferred Shares plus the principal amount of any borrowings used for leverage.

In addition, for the six months ended June 30, 2008, the Investment Manager has contractually agreed to waive a portion of its Investment Management Fee in the amount of 0.25% of the Fund's average daily total managed assets until August 29, 2008, and such waiver will decline by 0.05% in each of the next four years until August 29, 2012. Accordingly, for the six months ended June 30, 2008, the Investment Manager did not impose a portion of its Investment Management Fee pursuant to the Investment Management Agreement aggregating $1,104,807 and the amount imposed aggregated $2,651,537 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily total managed assets.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DISC aggregated $8,376, of which $7,013 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Investment Manager and the Investment Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA has delegated certain fund accounting functions to SSB. DIFA compensates SSB for the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended June 30, 2008 by DIFA aggregated $50,143, of which $9,402 is unpaid.

Deutsche Bank Trust Company Americas ("DBTCA"), an affiliate of the Investment Manager and the Investment Advisor, is the auction agent with respect to the Preferred Shares. The auction agent will pay each broker dealer a service charge from funds provided by the Fund ("Auction Service Fee"). The Auction Service Fee charged to the Fund for the six months ended June 30, 2008 aggregated $455,000, of which $76,810 is unpaid.

In addition, DBTCA, as auction agent, is paid an administration fee. The amount charged to the Fund for the six months ended June 30, 2008 aggregated $14,919, all of which was paid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,029, of which $5,321 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the six months ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $2,829 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2008, the Fund's custodian fee was reduced by $3,172 and $1,269, respectively, for custodian and transfer agent credits earned.

E. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended December 31, 2007 the Fund purchased 598,110 shares of common stock on the open market at a total cost of $11,241,298 ($18.92 average per share). The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase was 10.1%. These shares are held in treasury.

F. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

G. Line of Credit

Until August 25, 2008, the Fund shared in a $490 million revolving credit facility with other affiliated funds (the "Participants") provided by a syndication of banks. The Fund was able to borrow for temporary or emergency purposes. The Participants are charged an annual commitment fee, which is allocated based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund was able to borrow up to a maximum of 20 percent of its net assets under the agreement (see Note H).

H. Subsequent Event — Secured Credit Facility

Effective August 26, 2008, the Fund has entered into a secured credit facility with State Street Bank and Trust Company and other banks mutually agreeable to the Fund and State Street Bank and Trust Company, which will be used to facilitate the redemption of the Fund's Preferred Shares. The portion of the Fund's Preferred Shares not redeemed by using the secured credit facility will be redeemed with the proceeds from asset sales, resulting in a reduction of the Fund's overall leverage. Common shareholders may experience capital gains and the Fund may incur brokerage expenses as the result of such sales. Subject to, among other things, the satisfaction of notice and other legal requirements applicable to the redemption of the Fund's Preferred Shares, management anticipates that the refinancing and full Preferred Share redemption will be completed sometime in the late third/early fourth quarter of 2008. The secured credit facility has an initial term of 364 days (as is common for fund bank loan facilities) and allows the Fund to borrow in an aggregate amount up to $275,000,000.

As a condition to its participation in the new secured credit facility, the Fund's participation in the above mentioned $490 million line of credit was terminated.

Dividend Reinvestment and Cash Purchase Plan

Computershare Inc. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF Real Estate Fund II, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 West 10th Street
Kansas City, MO 64105-1614
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS RREEF Real Estate Fund II, Inc. (the "Fund") was held on July 2, 2008. The following matters were voted upon by the Stockholders of the Fund.

1. The election of the following four Class II Board Members to hold office for a term of three years and until their respective successors have been duly elected and qualified:

	Number of Votes:
	For	Withheld
Richard J. Herring	31,075,842	1,001,902
Axel Schwarzer	31,037,239	1,040,505
Jean Gleason Stromberg	31,037,626	1,040,118
Robert H. Wadsworth*	11,152	1,058
* Elected by Preferred Stockholders only.

2. The election of the following Class I Board Member of the Fund to hold office for an initial term of two years and until his successor has been duly elected and qualified:

	Number of Votes:
	For	Withheld
Paul K. Freeman	31,039,879	1,037,865

Until recently, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors or trustees (the "Boards"). In 2007, each Board, including the Board that has historically overseen the Fund (the "New York Board"), determined that the formation of a single consolidated Board overseeing all DWS funds (the "Consolidated Board") would be in the best interests of the funds. Accordingly, each Board approved a plan to consolidate the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The Consolidated Board consists of nine members from the Fund's original New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr. and Jean Gleason Stromberg) and four members from the Chicago Board (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth). Prior to consolidation, three members of the Fund's original Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) resigned.

Account Management Resources

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
AMEX Symbol	SRO
CUSIP Numbers	Common Shares	23338X 102
	Series M	23338X 201
	Series T	23338X 300
	Series W	23338X 409
	Series Th	23338X 508
	Series F	23338X 607

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investment Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 28	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a

Total	0	$0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Fund II, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2008